Morgan Stanley Balanced Growth Fund
LETTER TO THE SHAREHOLDERS o JANUARY 31, 2003

Dear Shareholder:

Over the past year, the U.S. economy showed preliminary signs of emerging from recession. While this trend continued throughout the first half of 2002, the quality of the data was uneven, and overall, the market environment remained extremely difficult. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and more evidence of fraud dominated headlines. These factors, along with continued concern over terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential turn in economic growth and a possible near-term market bottom toward the end of the period. The net result was a weak market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

Performance and Portfolio

For the 12-month period ended January 31, 2003, Morgan Stanley's Balanced Growth Fund's Class A, B, C and D shares produced total returns of -14.27 percent, -14.86 percent, -14.88 percent and -13.99 percent, respectively. During the same period, the Standard & Poor's 500 Index produced a total return of -23.01 percent, the Russell 1000 Value Index produced a total return of -16.93 percent, the Lehman Brothers U.S. Government/Credit Index produced a total return of
10.22 percent and the Lipper Balanced Fund Index produced a total return of -11.25 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

In September 2002, the Investment Manager's Equity Income team assumed responsibility for managing the equity portion of the Fund. Current members of the team include James Gilligan, Managing Director; Catherine Maniscalco-Avery, Vice President; James Roeder, Vice President; and Vincent E. Vizachero, Associate. The fixed-income portion of the Fund continues to be managed by the Investment Manager's Taxable Fixed-Income team. A current member of the team is Paul F. O'Brien, Executive Director.

On January 31, 2003, approximately 62 percent of the Fund's assets were allocated to equities and 38 percent to high-quality fixed-income securities. The Fund's equity holdings in industrials and utilities had a positive impact on performance during the period. The Fund's worst performing sector was technology, an area where we are still struggling to find value. We believe that on a fundamental basis, technology may be poised to bottom within the year, but the sticking point is valuation. Because there is still a lingering focus on technology in the wake of the boom, people are still analyzing the sector and attempting not to miss out on any gains. Valuations are not at the rock-bottom levels where we believe they should be, and we remain fairly cautious about the sector.

Morgan Stanley Balanced Growth Fund
LETTER TO THE SHAREHOLDERS o JANUARY 31, 2003 continued

At the beginning of the period, yields for most U.S. fixed-income securities were somewhat generous relative to U.S. Treasury securities. Consequently, we increased the Fund's fixed-income allocations to both mortgage-backed and corporate securities. As the period progressed, mortgages became relatively expensive, affording an opportunity to take profits on a portion of the position. Some corporate securities underperformed amid accounting scandals, while those that did not pose accounting issues performed well. In all, the allocation of bonds was instrumental in helping offset some of the declines that we were seeing in the equity portion of the Fund.

Looking Ahead

Although it has been a tough environment, we think we may be closer to the bottom than not. We believe the Federal Reserve has done the right things, as the nation now has a stimulative monetary policy, a low-interest-rate environment and a decent inflation situation. That said, the market might not have much flexibility until there is some sort of closure in the situation in Iraq. Nonetheless, we are cautiously optimistic for the Fund's long-term prospects. With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more reasonable valuation levels, levels that are beginning to reflect the risks in the economy and the world. There are still many corporate-governance and accounting issues to be resolved. Longer term, as the economy recovers and corporate-governance issues diminish, we believe the overall health of the stock market should also begin to improve. Ultimately, we would like to see a stock market that is driven by fundamentals, not by sentiment.

We appreciate your ongoing support of Morgan Stanley Balanced Growth Fund and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin

Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO

Morgan Stanley Balanced Growth Fund
ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 am to 8:00 pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Balanced Growth Fund
FUND PERFORMANCE o JANUARY 31, 2003

DATE               TOTAL     S&P 500     LEHMAN     RUSSELL 1000 VAL    LIPPER
----               -----     -------     ------     ----------------    ------
March 28, 1995    $10,000    $10,000     $10,000         $10,000        $10,000
April 30, 1995    $10,230    $10,231     $10,125         $10,340        $10,188
July 31, 1995     $11,002    $11,248     $10,583         $11,300        $10,920
October 31, 1995  $11,138    $11,710     $10,997         $11,300        $11,246
January 31, 1996  $12,213    $12,884     $11,413         $11,757        $11,990
April 30, 1996    $12,427    $13,322     $11,001         $13,057        $12,121
July 31, 1996     $12,301    $13,112     $11,155         $13,431        $11,970
October 31, 1996  $13,248    $14,532     $11,590         $13,095        $12,875
January 31, 1997  $13,854    $16,276     $11,698         $14,547        $13,727
April 30, 1997    $14,163    $16,659     $11,740         $16,149        $13,775
July 31, 1997     $16,165    $19,945     $12,359         $16,461        $15,663
October 31, 1997  $16,012    $19,196     $12,611         $19,490        $15,484
January 31, 1998  $16,600    $20,657     $12,991         $19,375        $16,131
April 30, 1998    $17,993    $23,515     $13,070         $20,527        $17,406
July 31, 1998     $17,715    $23,793     $13,358         $23,405        $17,342
October 31, 1998  $17,857    $23,417     $13,907         $22,941        $17,150
January 31, 1999  $19,294    $27,388     $14,124         $22,247        $18,729
April 30, 1999    $20,317    $28,645     $13,891         $24,269        $19,343
July 31, 1999     $19,752    $28,800     $13,667         $26,702        $19,206
October 31, 1999  $19,236    $29,428     $13,815         $26,380        $19,304
January 31, 2000  $18,881    $30,197     $13,719         $25,924        $19,584
April 30, 2000    $18,751    $31,545     $14,023         $25,002        $20,308
July 31, 2000     $18,223    $31,165     $14,448         $25,666        $20,383
October 31, 2000  $19,416    $31,217     $14,799         $25,061        $20,826
January 31, 2001  $20,742    $29,923     $15,607         $27,765        $21,006
April 30, 2001    $20,858    $27,451     $15,721         $27,316        $20,358
July 31, 2001     $21,190    $26,597     $16,294         $27,252        $20,210
October 31, 2001  $19,801    $23,444     $17,067         $24,110        $19,004
January 31, 2002  $20,464    $25,093     $16,777         $25,911        $19,728
April 30, 2002    $20,111    $23,989     $16,897         $26,248        $19,542
July 31, 2002     $18,600    $20,393     $17,405         $22,554        $17,741
October 31, 2002  $17,457    $19,907     $18,004         $21,694        $17,556
January 31, 2003  $17,419    $19,320     $18,492         $21,525        $17,509

       --Fund --S&P 500(4) --Lehman Index(5) Russell 1000 Value Index(6)
                               ---Lipper Index(7)

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.


          Average Annual Total Returns - Period Ended January 31, 2003
--------------------------------------------------------------------------------

                           Class A Shares*
---------------------------------------------------------------------
1 Year                          (14.27)%(1)         (18.77)%(2)
5 Years                           1.72 %(1)           0.63 %(2)
Since Inception (7/28/97)         2.43 %(1)           1.43 %(2)

                          Class B Shares**
---------------------------------------------------------------------
1 Year                          (14.86)%(1)         (19.05)%(2)
5 Years                           0.95 %(1)           0.66 %(2)
Since Inception (7/28/97)         1.65 %(1)           1.52 %(2)

                          Class C Shares+
---------------------------------------------------------------------
1 Year                          (14.88)%(1)         (15.72)%(2)
5 Years                           0.97 %(1)           0.97 %(2)
Since Inception (3/28/95)         7.33 %(1)           7.33 %(2)


                         Class D Shares++
--------------------------------------------------------------------
1 Year                          (13.99)%(1)
5 Years                           1.96 %(1)
Since Inception (7/28/97)         2.66 %(1)

Morgan Stanley Balanced Growth Fund
FUND PERFORMANCE o JANUARY 31, 2003 continued

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on January 31, 2003.

(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(6) The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

(7) The Lipper Balanced Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

*    The maximum front-end sales charge for Class A is 5.25%.

** The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.

+ The maximum CDSC for Class C is 1% for shares redeemed within one year of purchase.

++   Class D has no sales charge.

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003

 NUMBER OF
  SHARES                                                                   VALUE
----------                                                            ---------------
             Common Stocks (65.4%)
             Aerospace & Defense (0.8%)
  44,190     Raytheon Co. .........................................    $  1,329,677
                                                                       ------------
             Auto Parts: O.E.M. (0.4%)
  12,550     Magna International Inc. (Class A) (Canada) ..........         715,350
                                                                       ------------
             Beverages: Non-Alcoholic (1.0%)
  42,060     Coca-Cola Co. (The) ..................................       1,701,748
                                                                       ------------
             Cable/Satellite TV (0.2%)
  11,334     Comcast Corp. (Class A)* .............................         301,824
                                                                       ------------
             Chemicals: Agricultural (0.2%)
  21,020     Monsanto Co. .........................................         371,003
                                                                       ------------
             Chemicals: Major Diversified (1.2%)
  37,530     Dow Chemical Co. (The) ...............................       1,090,622
  24,500     Du Pont (E.I.) de Nemours & Co. ......................         927,815
                                                                       ------------
                                                                          2,018,437
                                                                       ------------
             Computer Processing Hardware (0.6%)
  55,000     Hewlett-Packard Co. ..................................         957,550
                                                                       ------------
             Containers/Packaging (1.0%)
  35,940     Temple-Inland Inc. ...................................       1,553,327
                                                                       ------------
             Contract Drilling (1.3%)
  41,870     ENSCO International Inc. .............................       1,127,978
  39,680     Transocean Inc.* .....................................         903,514
                                                                       ------------
                                                                          2,031,492
                                                                       ------------
             Discount Stores (1.3%)
  43,430     Target Corp. .........................................       1,225,160
  18,690     Wal-Mart Stores, Inc. ................................         893,382
                                                                       ------------
                                                                          2,118,542
                                                                       ------------
             Drugstore Chains (0.5%)
  37,390     CVS Corp. ............................................         845,762
                                                                       ------------
             Electric Utilities (2.6%)
  42,070     Entergy Corp. ........................................       1,870,011
  26,040     Exelon Corp. .........................................       1,326,217
  30,090     PPL Corp. ............................................       1,053,150
                                                                       ------------
                                                                          4,249,378
                                                                       ------------

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued

 NUMBER OF
  SHARES                                                                 VALUE
----------                                                          ---------------
             Electronics/Appliances (0.4%)
  19,000     Eastman Kodak Co. ..................................   $   575,700
                                                                    ------------
             Finance/Rental/Leasing (1.2%)
  29,710     Fannie Mae .........................................       1,922,237
                                                                    -------------
             Financial Conglomerates (2.3%)
  83,970     J.P. Morgan Chase & Co. ............................       1,959,860
  55,080     Prudential Financial, Inc. .........................       1,749,892
                                                                    -------------
                                                                        3,709,752
                                                                    -------------
             Financial Publishing/Services (1.1%)
  84,730     Equifax, Inc. ......................................       1,814,069
                                                                    -------------
             Food: Major Diversified (0.6%)
  23,040     PepsiCo, Inc. ......................................         932,659
                                                                    -------------
             Hotels/Resorts/Cruiselines (1.4%)
 100,340     Hilton Hotels Corp. ................................       1,174,981
  50,000     Starwood Hotels & Resorts Worldwide, Inc. ..........       1,172,500
                                                                    -------------
                                                                        2,347,481
                                                                    -------------
             Household/Personal Care (2.0%)
  36,790     Kimberly-Clark Corp. ...............................       1,704,113
  18,350     Procter & Gamble Co. (The) .........................       1,570,209
                                                                    -------------
                                                                        3,274,322
                                                                    -------------
             Industrial Conglomerates (3.0%)
  18,700     3M Co. .............................................       2,329,085
  36,140     Ingersoll-Rand Co. (Class A) (Bermuda) .............       1,418,856
  26,830     Textron, Inc. ......................................       1,034,565
                                                                    -------------
                                                                        4,782,506
                                                                    -------------
             Information Technology Services (0.4%)
  21,010     Computer Sciences Corp.* ...........................         642,906
                                                                    -------------
             Integrated Oil (3.9%)
  32,060     BP PLC (ADR) (United Kingdom) ......................       1,250,661
  28,540     ConocoPhillips .....................................       1,375,343
 109,040     Exxon Mobil Corp. ..................................       3,723,716
                                                                    -------------
                                                                        6,349,720
                                                                    -------------

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued

 NUMBER OF
  SHARES                                                                     VALUE
----------                                                              ---------------
             Investment Banks/Brokers (1.4%)
  77,100     Edwards (A.G.), Inc. ...................................    $  2,202,747
                                                                         ------------
             Life/Health Insurance (0.5%)
  31,470     MetLife, Inc. ..........................................         842,452
                                                                         ------------
             Major Banks (4.5%)
  47,550     Bank of America Corp. ..................................       3,330,877
  32,870     FleetBoston Financial Corp. ............................         858,236
  51,560     PNC Financial Services Group, Inc. .....................       2,270,702
  23,620     Wachovia Corp. .........................................         849,611
                                                                         ------------
                                                                            7,309,426
                                                                         ------------
             Major Telecommunications (3.0%)
  37,850     SBC Communications Inc. ................................         925,054
 223,560     Sprint Corp. (FON Group) ...............................       2,714,018
  31,810     Verizon Communications Inc. ............................       1,217,687
                                                                         ------------
                                                                            4,856,759
                                                                         ------------
             Managed Health Care (2.1%)
  60,220     Aetna Inc. .............................................       2,618,968
  13,590     Anthem, Inc.* ..........................................         843,667
                                                                         ------------
                                                                            3,462,635
                                                                         ------------
             Media Conglomerates (2.3%)
 162,360     AOL Time Warner Inc.* ..................................       1,893,118
 104,550     Disney (Walt) Co. (The) ................................       1,829,625
                                                                         ------------
                                                                            3,722,743
                                                                         ------------
             Medical Specialties (0.6%)
  29,470     Bausch & Lomb Inc. .....................................         979,878
                                                                         ------------
             Multi-Line Insurance (1.5%)
  24,550     Hartford Financial Services Group, Inc. (The) ..........       1,023,244
  41,290     Safeco Corp. ...........................................       1,480,247
                                                                         ------------
                                                                            2,503,491
                                                                         ------------
             Oil & Gas Production (2.9%)
  23,160     Anadarko Petroleum Corp. ...............................       1,067,908
  37,070     Burlington Resources, Inc. .............................       1,634,787
  29,050     EOG Resources, Inc. ....................................       1,125,978
  22,890     Noble Energy, Inc. .....................................         817,173
                                                                         ------------
                                                                            4,645,846
                                                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued

 NUMBER OF
  SHARES                                                                   VALUE
----------                                                            ---------------
             Oil Refining/Marketing (0.8%)
  36,570     Valero Energy Corp. ..................................    $  1,257,642
                                                                       ------------
             Oilfield Services/Equipment (1.5%)
  65,900     Schlumberger Ltd. ....................................       2,484,430
                                                                       ------------
             Other Metals/Minerals (0.6%)
  29,570     Phelps Dodge Corp.* ..................................       1,021,644
                                                                       ------------
             Packaged Software (1.6%)
  39,310     Microsoft Corp.* .....................................       1,865,653
  63,710     Oracle Corp.* ........................................         766,431
                                                                       ------------
                                                                          2,632,084
                                                                       ------------
             Pharmaceuticals: Generic Drugs (0.8%)
  51,525     Mylan Laboratories Inc. ..............................       1,376,748
                                                                       ------------
             Pharmaceuticals: Major (6.0%)
 182,260     Bristol-Myers Squibb Co. .............................       4,299,513
  19,940     Johnson & Johnson ....................................       1,068,983
  37,190     Pharmacia Corp. ......................................       1,553,426
  19,900     Roche Holdings Ltd (ADR) (Switzerland) ...............       1,389,020
  78,360     Schering-Plough Corp. ................................       1,419,100
                                                                       ------------
                                                                          9,730,042
                                                                       ------------
             Precious Metals (1.4%)
  75,690     Newmont Mining Corp. .................................       2,191,226
                                                                       ------------
             Property - Casualty Insurers (3.9%)
 107,380     Allstate Corp. (The) .................................       3,778,703
  29,390     Chubb Corp. (The) ....................................       1,578,831
  58,406     Travelers Property Casualty Corp. (Class A) ..........         946,761
                                                                       ------------
                                                                          6,304,295
                                                                       ------------
             Railroads (1.7%)
  86,270     Norfolk Southern Corp. ...............................       1,699,519
  17,780     Union Pacific Corp. ..................................       1,014,527
                                                                       ------------
                                                                          2,714,046
                                                                       ------------
             Restaurants (0.3%)
  32,410     McDonald's Corp. .....................................         461,518
                                                                       ------------
             Tobacco (0.6%)
  23,790     Altria Group, Inc. ...................................         900,927
                                                                       ------------
             Total Common Stocks (Cost $102,096,307)...............     106,146,021
                                                                       ------------

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued

 PRINCIPAL
 AMOUNT IN                                                          COUPON      MATURITY
 THOUSANDS                                                           RATE         DATE              VALUE
-----------                                                      -----------   ----------   ---------------
              Corporate Bonds (9.5%)
              Aerospace & Defense (0.5%)
  $    20     Boeing Co. .....................................   6.625%        02/15/38      $     20,483
      150     Lockheed Martin Corp. ..........................   7.75          05/01/26           179,452
       60     Raytheon Co. ...................................   8.20          03/01/06            66,612
      434     Systems 2001 Asset Trust - 144A** *** ..........   6.664         09/15/13           466,907
                                                                                             ------------
                                                                                                  733,454
                                                                                             ------------
              Airlines (0.3%)
      130     American West Airlines .........................   7.10          04/02/21           132,927
      276     Continental Airlines, Inc.*** ..................   6.90          01/02/18           246,783
       75     Southwest Airlines Co. .........................   5.496         11/01/06            80,226
                                                                                             ------------
                                                                                                  459,936
                                                                                             ------------
              Beverages: Non-Alcoholic (0.0%)
       80     PepsiAmericas Inc. .............................   3.875         09/12/07            80,601
                                                                                             ------------
              Broadcasting (0.1%)
      130     Clear Channel Communications, Inc. .............   7.65          09/15/10           147,544
                                                                                             ------------
              Building Products (0.0%)
       60     Masco Corp. ....................................   6.50          08/15/32            61,354
                                                                                             ------------
              Cable/Satellite TV (0.2%)
      120     Comcast Corp. ..................................   6.50          01/15/15           120,310
       95     Cox Communications, Inc. .......................   7.125         10/01/12           104,786
       80     TCI Communications, Inc. .......................   7.875         02/15/26            82,816
                                                                                             ------------
                                                                                                  307,912
                                                                                             ------------
              Chemicals: Agricultural (0.1%)
      130     Monsanto Co. ...................................   7.375         08/15/12           140,819
                                                                                             ------------
              Department Stores (0.3%)
      175     Federated Department Stores, Inc. ..............   6.90          04/01/29           180,369
      240     May Department Stores Co., Inc. ................   6.70          09/15/28           247,259
                                                                                             ------------
                                                                                                  427,628
                                                                                             ------------
              Drugstore Chains (0.2%)
      275     CVS Corp. ......................................   5.625         03/15/06           294,152
                                                                                             ------------

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued

 PRINCIPAL
 AMOUNT IN                                                                  COUPON      MATURITY
 THOUSANDS                                                                   RATE         DATE         VALUE
-----------                                                              ------------  ---------- ---------------
            Electric Utilities (0.3%)
 $     60   Cincinnati Gas & Electric Co. .............................. 5.70 %        09/15/12    $     61,412
      130   Constellation Energy Group, Inc. ........................... 7.60          04/01/32         137,939
       50   Detroit Edison Co. ......................................... 6.125         10/01/10          54,714
       60   Exelon Corp. ............................................... 6.75          05/01/11          65,623
       35   Florida Power & Light Co. .................................. 4.85          02/01/13          35,694
       75   Public Service Electric & Gas .............................. 5.00          01/01/13          75,421
                                                                                                   ------------
                                                                                                        430,803
                                                                                                   ------------
            Electrical Products (0.1%)
      125   Cooper Industries Inc. ..................................... 5.25          07/01/07         129,157
                                                                                                   ------------
            Finance/Rental/Leasing (0.3%)
       40   Hertz Corp. ................................................ 7.40          03/01/11          37,397
       70   Hertz Corp. ................................................ 7.625         06/01/12          66,184
       35   MBNA America Bank N.A. ..................................... 7.75          09/15/05          38,343
      150   MBNA America Bank N.A. ..................................... 6.50          06/20/06         160,272
      205   Prime Property Funding II - 144A** ......................... 7.00          08/15/04         218,528
                                                                                                   ------------
                                                                                                        520,724
                                                                                                   ------------
            Financial Conglomerates (1.3%)
      500   Associates Corp. of North America *** ...................... 6.25          11/01/08         548,996
       75   AXA Financial, Inc. ........................................ 7.00          04/01/28          77,896
       75   Boeing Capital Corp. ....................................... 6.10          03/01/11          77,738
       15   Boeing Capital Corp. ....................................... 6.50          02/15/12          15,966
       35   Boeing Capital Corp. ....................................... 5.80          01/15/13          35,506
      140   Chase Manhattan Corp. ...................................... 6.00          02/15/09         147,154
      290   General Electric Capital Corp.*** .......................... 6.75          03/15/32         320,598
       20   General Motors Acceptance Corp. ............................ 6.875         09/15/11          19,476
      255   General Motors Acceptance Corp. ............................ 8.00          11/01/31         251,563
      325   Prudential Holdings, LLC (Series B) (FSA) - 144A** *** ..... 7.245         12/18/23         368,313
      255   Prudential Holdings, LLC (Series C) - 144A** *** ........... 8.695         12/18/23         298,694
                                                                                                   ------------
                                                                                                      2,161,900
                                                                                                   ------------
            Food Retail (0.4%)
      120   Albertson's, Inc. .......................................... 7.50          02/15/11         137,839
       15   Albertson's Inc. ........................................... 7.45          08/01/29          16,586
      280   Kroger Co. ................................................. 6.80          04/01/11         305,944

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
-----------                                                 ------------  ---------- --------------
  $    30   Kroger Co. .................................... 7.70 %        06/01/29    $     33,886
      120   Safeway Inc. .................................. 5.80          08/15/12         125,354
                                                                                      ------------
                                                                                           619,609
                                                                                      ------------
            Forest Products (0.1%)
      140   Weyerhaeuser Co. .............................. 6.75          03/15/12         149,991
                                                                                      ------------
            Gas Distributors (0.1%)
      110   Consolidated Natural Gas Co. .................. 6.25          11/01/11         119,021
       40   Sempra Energy ................................. 6.00          02/01/13          40,119
                                                                                      ------------
                                                                                           159,140
                                                                                      ------------
            Home Building (0.1%)
       75   Centex Corp. .................................. 7.50          01/15/12          83,908
                                                                                      ------------
            Home Furnishings (0.1%)
       75   Mohawk Industries Inc. ........................ 7.20          04/15/12          83,353
                                                                                      ------------
            Home Improvement Chains (0.1%)
      175   Lowe's Companies, Inc. ........................ 8.25          06/01/10         212,579
                                                                                      ------------
            Hotels/Resorts/Cruiselines (0.2%)
      105   Hyatt Equities LLC - 144A** ................... 6.875         06/15/07         105,438
      245   Marriott International, Inc. (Series E)*** .... 7.00          01/15/08         272,095
                                                                                      ------------
                                                                                           377,533
                                                                                      ------------
            Industrial Conglomerates (0.2%)
      300   Honeywell International, Inc. ................. 6.125         11/01/11         328,972
                                                                                      ------------
            Integrated Oil (0.1%)
      170   Conoco Inc.*** ................................ 6.95          04/15/29         190,203
                                                                                      ------------
            Investment Banks/Brokers (0.2%)
      295   Goldman Sachs Group Inc.*** ................... 6.875         01/15/11         328,685
       50   Goldman Sachs Group Inc. ...................... 6.60          01/15/12          55,075
                                                                                      ------------
                                                                                           383,760
                                                                                      ------------
            Life/Health Insurance (0.5%)
      140   American General Corp. *** .................... 7.50          07/15/25         170,774
      350   John Hancock Financial Services, Inc. ......... 7.375         02/15/24         378,505
      250   Metropolitan Life Insurance Co. ............... 7.80          11/01/25         285,032
                                                                                      ------------
                                                                                           834,311
                                                                                      ------------

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS [o] JANUARY 31, 2003 continued

 PRINCIPAL
 AMOUNT IN                                                       COUPON      MATURITY
 THOUSANDS                                                        RATE         DATE         VALUE
-----------                                                   ------------  ---------- ---------------
            Major Banks (0.1%)
 $    180   Bank One Corp. .................................. 6.00 %        02/17/09    $    194,232
                                                                                        ------------
            Major Telecommunications (0.3%)
      100   ALLTEL Corp. .................................... 7.00          07/01/12         113,246
       70   AT&T Corp. ...................................... 8.50          11/15/31          73,903
       50   GTE Corp. ....................................... 6.94          04/15/28          51,754
      310   Verizon New England Inc. ........................ 6.50          09/15/11         340,420
                                                                                        ------------
                                                                                             579,323
                                                                                        ------------
            Managed Health Care (0.2%)
      195   Aetna, Inc. ..................................... 7.875         03/01/11         223,292
       80   Cigna Corp. ..................................... 6.375         10/15/11          81,016
      100   Wellpoint Health Network, Inc. .................. 6.375         06/15/06         108,546
                                                                                        ------------
                                                                                             412,854
                                                                                        ------------
            Media Conglomerates (0.2%)
       60   AOL Time Warner Inc. ............................ 7.70          05/01/32          63,099
       40   News America Holdings, Inc. ..................... 7.75          02/01/24          42,182
      225   News America Holdings, Inc. ..................... 7.28          06/30/28         224,460
       65   Time Warner, Inc. ............................... 6.625         05/15/29          60,107
                                                                                        ------------
                                                                                             389,848
                                                                                        ------------
            Motor Vehicles (0.6%)
       40   DaimlerChrysler North American Holdings Co. ..... 7.20          09/01/09          43,740
      195   DaimlerChrysler North American Holdings Co. ..... 8.50          01/18/31         234,252
       35   Ford Motor Co. .................................. 6.625         10/01/28          27,006
      530   Ford Motor Co. *** .............................. 7.45          07/16/31         448,492
      200   General Motors Corp. ............................ 8.10          06/15/24         189,232
                                                                                        ------------
                                                                                             942,722
                                                                                        ------------
            Multi-Line Insurance (0.9%)
      290   AIG SunAmerica Global Finance VI - 144A** *** ... 6.30          05/10/11         321,778
      555   Farmers Exchange Capital - 144A** *** ........... 7.05          07/15/28         389,661
      315   Hartford Financial Services Group, Inc. ......... 7.90          06/15/10         365,897
      300   Nationwide Mutual Insurance Co. - 144A** ........ 7.50          02/15/24         300,352
      100   Nationwide Mutual Insurance Co. - 144A** ........ 8.25          12/01/31         108,806
                                                                                        ------------
                                                                                           1,486,494
                                                                                        ------------

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS [o] JANUARY 31, 2003 continued

 PRINCIPAL
 AMOUNT IN                                                             COUPON     MATURITY
 THOUSANDS                                                              RATE        DATE         VALUE
-----------                                                         -----------  ---------- ---------------
            Oil & Gas Production (0.1%)
 $     15   Devon Financing Corp. ................................. 6.875%       09/30/11    $     16,662
       25   Kerr-McGee Corp. ...................................... 5.875        09/15/06          26,948
       55   Kerr-McGee Corp. ...................................... 6.875        09/15/11          61,487
                                                                                             ------------
                                                                                                  105,097
                                                                                             ------------
            Other Consumer Services (0.1%)
       95   Cendant Corp. ......................................... 7.375        01/15/13          95,638
                                                                                             ------------
            Other Metals/Minerals (0.1%)
       95   Inco Ltd. (Canada) .................................... 7.20         09/15/32          93,845
                                                                                             ------------
            Property - Casualty Insurers (0.1%)
      205   Florida Windstorm Underwrting Assoc. - 144A** *** ..... 7.125        02/25/19         232,547
                                                                                             ------------
            Pulp & Paper (0.2%)
       80   International Paper Co. - 144A** ...................... 5.85         10/30/12          83,120
      105   MeadWestVaco Corp. .................................... 6.85         04/01/12         115,476
       70   Sappi Papier Holding AG - 144A** (Austria) ............ 6.75         06/15/12          77,365
                                                                                             ------------
                                                                                                  275,961
                                                                                             ------------
            Real Estate Development (0.1%)
      205   World Financial PropertyTowers - 144A** ............... 6.91         09/01/13         225,127
                                                                                             ------------
            Real Estate Investment Trusts (0.4%)
       15   Boston Properties Inc. - 144A** ....................... 6.25         01/15/13          15,164
      205   EOP Operating L.P. *** ................................ 7.25         06/15/28         209,787
       50   Simon Property Group - 144A** ......................... 6.35         08/28/12          52,250
      215   Simon Property Group L.P. ............................. 6.375        11/15/07         230,903
       75   Vornado Realty Trust .................................. 5.625        06/15/07          75,768
                                                                                             ------------
                                                                                                  583,872
                                                                                             ------------
            Savings Banks (0.1%)
       95   Washington Mutual Bank ................................ 5.50         01/15/13          97,102
                                                                                             ------------
            Services to the Health Industry (0.1%)
       70   Anthem Insurance - 144A** ............................. 9.125        04/01/10          85,156
      110   Anthem Insurance - 144A** ............................. 9.00         04/01/27         136,957
                                                                                             ------------
                                                                                                  222,113
                                                                                             ------------
            Telecommunications (0.1%)
      100   British Telecom PLC (United Kingdom) .................. 8.875        12/15/30         126,515
                                                                                             ------------
            Total Corporate Bonds (Cost $14,425,114).....................................      15,382,633
                                                                                             ------------

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS [o] JANUARY 31, 2003 continued

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
-----------                                                 -----------  ----------- ---------------
            Foreign Government Obligations (0.2%)
 $     140  United Mexican States Corp. (Mexico) .......... 8.375%        01/14/11    $    155,400
       115  United Mexican States Corp. (Mexico) .......... 8.00          09/24/22         115,460
       100  United Mexican States Corp. (Mexico) .......... 8.30          08/15/31         102,150
                                                                                      ------------
            Total Foreign Government Obligations (Cost $353,941)..................         373,010
                                                                                      ------------
            U.S. Government & Agency Obligations (6.2%)
     1,225  Federal National Mortgage Assoc.*** ........... 6.625         11/15/30       1,421,880
            U.S. Treasury Bonds
     1,100  *** ........................................... 7.625         02/15/25       1,490,027
     1,200  *** ........................................... 8.125   08/15/19-08/15/21    1,662,340

            U.S. Treasury Notes
     2,500  ***. .......................................... 6.50          02/15/10       2,952,735
     2,250  ***. .......................................... 6.75          05/15/05       2,494,073
                                                                                     -------------
            Total U.S. Government & Agency Obligations (Cost $9,310,964)..........      10,021,055
                                                                                     -------------
            Mortgage Backed Securities (12.0%)
            Federal Home Loan Mortgage Corp.
     1,450   .............................................. 6.50             +          1,511,625
       531   .............................................. 7.50    06/01/11-01/01/30     566,325
            Federal National Mortgage Assoc.
     1,650   .............................................. 6.00             +           1,698,984
     5,550   .............................................. 6.50             +           5,782,406
       212   .............................................. 7.00    03/01/12-06/01/12      225,927

     5,553   .............................................. 7.50    06/01/25-07/01/32    5,911,377

     2,397   .............................................. 8.00    05/01/24-02/01/32    2,587,855

        75   .............................................. 9.50          12/01/20          83,533
            Government National Mortgage Assoc. I
       460   .............................................. 7.50    09/15/25-06/15/27      492,624

       492   .............................................. 8.00    04/15/26-08/15/26      532,879

                                                                                     -------------
            Total Mortgage Backed Securities
            (Cost $19,053,118)....................................................      19,393,535
                                                                                     -------------

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued

 PRINCIPAL
 AMOUNT IN                                                      COUPON     MATURITY
 THOUSANDS                                                       RATE        DATE         VALUE
-----------                                                   ----------  ---------- ---------------
            Asset-Backed Securities (3.8%)
            Finance/Rental/Leasing (3.5%)
 $     330  BMW Vehicle Owner Trust 2002-A .................. 2.83%       12/27/04    $    331,503
       335  Chase Credit Card Master Trust .................. 5.50        11/17/08         361,909
       248  Chase Manhattan Auto Owner Trust 2002-A ......... 2.63        10/15/04         248,336
       600  Chase Manhattan Auto Owner Trust 2002-B ......... 2.70        01/18/05         602,631
       350  Citibank Credit Issuance Trust .................. 6.90        10/15/07         387,559
       356  Daimler Chrysler Auto Trust 2000-E .............. 6.11        11/08/04         362,034
       537  Daimler Chrysler Auto Trust 2002-A .............. 2.90        12/06/04         539,886
       354  Ford Credit Auto Owner Trust 2001-B ............. 5.12        10/15/04         358,081
       385  Ford Credit Auto Owner Trust 2002-B ............. 2.97        06/15/04         387,032
       384  Harley-Davidson Motorcycle Trust 2002-1 ......... 3.02        09/15/06         387,473
       184  Honda Auto Receivables Owner Trust 2002-1 ....... 2.55        04/15/04         184,022
       500  Honda Auto Receivables Owner Trust 2002-2 ....... 2.91        09/15/04         502,478
       150  MBNA Master Credit Card Trust ................... 5.90        08/15/11         164,460
       298  National City Auto Receivables Trust 2002-A ..... 3.00        01/15/05         299,273
       200  Nissan Auto Receivables Owner Trust ............. 4.80        02/15/07         209,278
       400  Nissan Auto Receivables Owner Trust 2002-B ...... 3.07        08/16/04         401,942
                                                                                      ------------
                                                                                         5,727,897
                                                                                      ------------
            Financial Conglomerates (0.3%)
       506  Capital Auto Receivables Asset Trust 2002-2 ..... 2.89        04/15/04         507,476
                                                                                      ------------
            Total Asset-Backed Securities (Cost $6,147,643).......................       6,235,373
                                                                                      ------------
            Collateralized Mortgage Obligation (0.2%)
       279  Fannie Mae 2002-18PG (Cost $297,939)............. 5.50        06/25/08         282,898
                                                                                      ------------
            Short-Term Investments (8.0%)
            U.S. Government Obligations (a) (0.2%)
            U.S. Treasury Bills
        25  ***. ............................................ 1.22        07/17/03          24,861
       250  ***. ............................................ 1.60        03/27/03         249,400
                                                                                      ------------
            Total U.S. Government Obligations (Cost $274,259).....................         274,261
                                                                                      ------------

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
PORTFOLIO OF INVESTMENTS [|] JANUARY 31, 2003 continued

 PRINCIPAL
 AMOUNT IN                                                            COUPON      MATURITY
 THOUSANDS                                                             RATE         DATE           VALUE
-----------                                                         ----------  ------------ ----------------
            Repurchase Agreement (7.8%)
$  12,684   Joint repurchase agreement account (dated 01/31/03;
            proceeds $12,685,406) (b) (Cost $12,684,000)........... 1.33%        02/03/03      $ 12,684,000
                                                                                               ------------
            Total Short-Term Investments (Cost $12,958,259)...............................       12,958,261
                                                                                               ------------
            Total Investments (Cost $164,643,285) (c)........................    105.3%         170,792,786
            Liabilities in Excess of Other Assets ...........................     (5.3)          (8,643,820)
                                                                                               ------------
            Net Assets ......................................................    100.0%        $162,148,966
                                                                                               ============

------------
ADR  American Depository Receipt.

FSA  Financial Security Assurance.

*    Non-income producing security.

**   Resale is restricted to qualified institutional investors.

*** Some or all of these securities have been segregated in connection with open futures contracts and/or securities purchased on a forward commitment basis.

+ Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b)  Collateralized by federal agency and U.S. Treasury obligations.

(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $10,830,702 and the aggregate gross unrealized depreciation is $4,681,201, resulting in net unrealized appreciation of $6,149,501.

Futures Contracts Open at January 31, 2003:

 NUMBER OF                       DESCRIPTION/DELIVERY        UNDERLYING FACE      UNREALIZED
 CONTRACTS     LONG/SHORT           MONTH AND YEAR           AMOUNT AT VALUE     DEPRECIATION
-----------   ------------   ----------------------------   -----------------   -------------
     13           Short      U.S. Treasury Notes 5 year,      $ (1,462,906)       $ (22,625)
                             March 2003
     9            Short      U.S. Treasury Notes 10 year,       (1,027,266)          (7,114)
                             March 2003
     5            Short      U.S. Treasury Notes 2 year,        (1,075,313)         (10,520)
                             March 2003
     2            Short      U.S. Treasury Notes 5 year,          (223,563)            (107)
                             June 2003                                            ---------
                             Total unrealized depreciation ................       $ (40,366)
                                                                                  =========

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
January 31, 2003

Assets:
Investments in securities, at value
 (cost $164,643,285) ..............................................    $ 170,792,786
Receivable for:
  Investments sold ................................................        4,092,572
  Interest ........................................................          568,116
  Shares of beneficial interest sold ..............................          348,944
  Dividends .......................................................          100,493
Prepaid expenses and other assets .................................           49,412
                                                                       -------------
  Total Assets ....................................................      175,952,323
                                                                       -------------
Liabilities:
Payable for:
  Investments purchased ...........................................       13,403,415
  Distribution fee ................................................          137,010
  Shares of beneficial interest redeemed ..........................          104,547
  Investment management fee .......................................           85,187
Accrued expenses and other payables ...............................           73,198
                                                                       -------------
  Total Liabilities ...............................................       13,803,357
                                                                       -------------
  Net Assets ......................................................    $ 162,148,966
                                                                       =============
Composition of Net Assets:
Paid-in-capital ...................................................    $ 188,502,862
Net unrealized appreciation .......................................        6,109,135
Accumulated undistributed net investment income ...................          160,219
Accumulated net realized loss .....................................      (32,623,250)
                                                                       -------------
  Net Assets ......................................................    $ 162,148,966
                                                                       =============
Class A Shares:
Net Assets ........................................................    $   5,848,241
Shares Outstanding (unlimited authorized, $.01 par value) .........          544,936
  Net Asset Value Per Share .......................................            $10.73
                                                                               ======
  Maximum Offering Price Per Share
  (net asset value plus 5.54% of net asset value) .................            $11.32
                                                                               ======
Class B Shares:
Net Assets ........................................................    $  79,630,575
Shares Outstanding (unlimited authorized, $.01 par value) .........        7,424,181
  Net Asset Value Per Share .......................................           $10.73
                                                                              ======
Class C Shares:
Net Assets ........................................................    $  75,322,711
Shares Outstanding (unlimited authorized, $.01 par value) .........        7,020,996
  Net Asset Value Per Share .......................................           $10.73
                                                                              ======
Class D Shares:
Net Assets ........................................................    $   1,347,439
Shares Outstanding (unlimited authorized, $.01 par value) .........          125,635
  Net Asset Value Per Share .......................................           $10.73
                                                                              ======

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended January 31, 2003

Net Investment Income:
Income
Interest                                                        $   3,314,681
Dividends (net of $11,189 foreign withholding tax) .........        2,753,678
                                                                -------------
  Total Income .............................................        6,068,359
                                                                -------------
Expenses
Investment management fee ..................................        1,122,347
Distribution fee (Class A shares) ..........................           14,846
Distribution fee (Class B shares) ..........................          876,263
Distribution fee (Class C shares) ..........................          916,671
Transfer agent fees and expenses ...........................          260,933
Shareholder reports and notices ............................           68,242
Registration fees ..........................................           60,732
Professional fees ..........................................           56,840
Custodian fees .............................................           37,501
Trustees' fees and expenses ................................           13,046
Other ......................................................           11,482
                                                                -------------
  Total Expenses ...........................................        3,438,903
                                                                -------------
  Net Investment Income ....................................        2,629,456
                                                                -------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Investments ..............................................      (16,232,196)
  Futures contracts ........................................          395,047
                                                                -------------
  Net Realized Loss ........................................      (15,837,149)
                                                                -------------
Net change in unrealized appreciation/depreciation on:
  Investments ..............................................      (17,571,921)
  Futures contracts ........................................          (21,513)
                                                                -------------
  Net Depreciation .........................................      (17,593,434)
                                                                -------------
  Net Loss .................................................      (33,430,583)
                                                                -------------
Net Decrease ...............................................    $ (30,801,127)
                                                                =============


                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                                 FOR THE YEAR         FOR THE YEAR
                                                                                     ENDED               ENDED
                                                                               JANUARY 31, 2003     JANUARY 31, 2002
                                                                              ------------------   -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income .....................................................      $  2,629,456        $  3,583,919
Net realized loss .........................................................       (15,837,149)         (8,695,356)
Net change in unrealized appreciation .....................................       (17,593,434)          2,093,635
                                                                                 ------------        ------------
  Net Decrease ............................................................       (30,801,127)         (3,017,802)
                                                                                 ------------        ------------
Dividends to Shareholders from Net Investment Income:
Class A shares ............................................................          (150,076)           (218,602)
Class B shares ............................................................        (1,417,896)         (1,648,293)
Class C shares ............................................................        (1,464,942)         (2,372,472)
Class D shares ............................................................           (35,835)            (77,827)
                                                                                 ------------        ------------
  Total Dividends .........................................................        (3,068,749)         (4,317,194)
                                                                                 ------------        ------------
Net increase (decrease) from transactions in shares of beneficial interest         (9,494,759)         27,289,947
                                                                                 ------------        ------------
  Net Increase (Decrease) .................................................       (43,364,635)         19,954,951
Net Assets:
Beginning of period .......................................................       205,513,601         185,558,650
                                                                                 ------------        ------------
End of Period
(Including accumulated undistributed net investment income of $160,219
and $254,744, respectively) ...............................................      $162,148,966        $205,513,601
                                                                                 ============        ============


                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003

1. Organization and Accounting Policies

Morgan Stanley Balanced Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth with reasonable current income. The Fund seeks to achieve its objective by investing in common stock of companies which have a record of paying dividends and have the potential for increasing dividends, securities convertible into common stock and in investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Balanced Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Balanced Growth Fund
NOTES TO FINANCIAL STATEMENTS [o] JANUARY 31, 2003 continued

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million and 0.575% to the portion of daily net assets in excess of $500 million.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $3,389,001 at January 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $4,415, $231,847 and $3,836, respectively and received $28,961 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Balanced Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended January 31, 2003 aggregated $264,304,471 and $264,649,075, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities in the amount of $20,223,904 and $17,051,855, respectively, and sales with other Morgan Stanley Funds of $313,000, including a realized loss of $32,759.

For the year ended January 31, 2003, the Fund incurred brokerage commissions of $51,837 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At January 31, 2003, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $45,798.

For the year ended January 31, 2003, the Fund incurred brokerage commissions of $450, with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $3,600.

5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                               FOR THE YEAR         FOR THE YEAR
                                   ENDED               ENDED
                             JANUARY 31, 2003     JANUARY 31, 2002
                            ------------------   -----------------
Ordinary income .........       $3,068,749           $4,317,194

Morgan Stanley Balanced Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued

As of January 31, 2003, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income ...............     $    266,741
Undistributed long-term gains ...............               --
                                                  ------------
Net accumulated earnings ....................          266,741
Capital loss carryforward* ..................      (29,817,209)
Net unrealized appreciation .................        3,196,572
                                                  ------------
Total accumulated earnings (losses) .........     $(26,353,896)
                                                  ============

* As of January 31, 2003, the Fund had a net capital loss carryforward of approximately $29,817,000 which will expire between January 31, 2009-2011 to offset future capital gains to the extent provided by regulations.

As of January 31, 2003, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and book amortization of premiums on debt securities and permanent book/tax differences attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $344,768.

6. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in interest rate and stock index futures contracts ("futures contracts").

These future contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At January 31, 2003, the Fund had outstanding interest rate futures contracts.

Morgan Stanley Balanced Growth Fund
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                FOR THE YEAR                    FOR THE YEAR
                                                    ENDED                           ENDED
                                              JANUARY 31, 2003                JANUARY 31, 2002
                                       ------------------------------- -------------------------------
                                            SHARES          AMOUNT           SHARES          AMOUNT
                                       --------------- ---------------  --------------- ---------------
CLASS A SHARES
Sold .................................       232,913    $   2,811,714         592,802    $   7,567,511
Reinvestment of dividends ............        10,917          127,005          16,070          198,662
Redeemed .............................      (187,248)      (2,160,038)       (680,320)      (8,472,860)
                                            --------    -------------        --------    -------------
Net increase (decrease) - Class A ....        56,582          778,681         (71,448)        (706,687)
                                            --------    -------------        --------    -------------
CLASS B SHARES
Sold .................................     3,621,512       42,937,984       6,066,692       78,933,312
Reinvestment of dividends ............        98,082        1,143,993         107,286        1,323,214
Redeemed .............................    (3,477,963)     (40,483,040)     (3,320,476)     (43,196,528)
                                          ----------    -------------      ----------    -------------
Net increase - Class B ...............       241,631        3,598,937       2,853,502       37,059,998
                                          ----------    -------------      ----------    -------------
CLASS C SHARES
Sold .................................       448,808        5,346,292         692,653        9,001,339
Reinvestment of dividends ............       111,038        1,296,529         172,912        2,140,602
Redeemed .............................    (1,813,488)     (20,867,708)     (1,472,230)     (18,964,090)
                                          ----------    -------------      ----------    -------------
Net decrease - Class C ...............    (1,253,642)     (14,224,887)       (606,665)      (7,822,149)
                                          ----------    -------------      ----------    -------------
CLASS D SHARES
Sold .................................        65,956          779,348          81,481        1,057,140
Reinvestment of dividends ............         2,998           34,787           6,224           76,785
Redeemed .............................       (40,381)        (461,625)       (194,200)      (2,375,140)
                                          ----------    -------------      ----------    -------------
Net increase (decrease) - Class D ....        28,573          352,510        (106,495)      (1,241,215)
                                          ----------    -------------      ----------    -------------
Net increase (decrease) in Fund ......      (926,856)   $  (9,494,759)      2,068,894    $  27,289,947
                                          ==========    =============      ==========    =============

Morgan Stanley Balanced Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                               FOR THE YEAR ENDED JANUARY 31
                                                           ---------------------------------------------------------------------
                                                                2003           2002          2001          2000          1999
                                                           -------------   -----------   -----------   -----------   -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................       $12.82         $13.29        $13.11        $15.01        $14.68
                                                               ------         ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment income[+/+] ............................         0.25           0.33          0.37          0.41          0.36
 Net realized and unrealized gain (loss) ...............        (2.06)         (0.42)         0.87         (0.59)         2.01
                                                               ------         ------        ------        ------        ------
Total income (loss) from investment operations .........        (1.81)         (0.09)         1.24         (0.18)         2.37
                                                               ------         ------        ------        ------        ------
Less dividends and distributions from:
 Net investment income .................................        (0.28)         (0.38)        (0.38)        (0.40)        (0.39)
 Net realized gain .....................................           --             --         (0.68)        (1.32)        (1.65)
                                                               ------         ------        ------        ------        ------
Total dividends and distributions ......................        (0.28)         (0.38)        (1.06)        (1.72)        (2.04)
                                                               ------         ------        ------        ------        ------
Net asset value, end of period .........................       $10.73         $12.82        $13.29        $13.11        $15.01
                                                               ======         ======        ======        ======        ======
Total Return+ ..........................................       (14.27)%        (0.53)%       10.65%        (1.35)%        17.02%
Ratios to Average Net Assets (1):
Expenses ...............................................         1.10 %         1.07 %        1.03%         1.04 %         1.06%
Net investment income ..................................         2.14 %         2.56 %        2.95%         2.81 %         2.62%
Supplemental Data:
Net assets, end of period, in thousands ................       $5,848         $6,259        $7,440        $6,308         $3,670
Portfolio turnover rate ................................          145 %           67 %          33%           48 %           49%

------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                               FOR THE YEAR ENDED JANUARY 31
                                                           ---------------------------------------------------------------------
                                                                2003           2002          2001          2000          1999
                                                           -------------   -----------   -----------   -----------   -----------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................       $12.81          $13.28        $13.09        $14.99        $14.67
                                                               ------          ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment income[+/+] ............................         0.16            0.23          0.27          0.30          0.21
 Net realized and unrealized gain (loss) ...............        (2.05)          (0.42)         0.88         (0.60)         2.03
                                                               ------          ------        ------        ------        ------
Total income (loss) from investment operations .........        (1.89)          (0.19)         1.15         (0.30)         2.24
                                                               ------          ------        ------        ------        ------
Less dividends and distributions from:
 Net investment income .................................        (0.19)          (0.28)        (0.28)        (0.28)        (0.27)
 Net realized gain .....................................           --              --         (0.68)        (1.32)        (1.65)
                                                               ------          ------        ------        ------        ------
Total dividends and distributions ......................        (0.19)          (0.28)        (0.96)        (1.60)        (1.92)
                                                               ------          ------        ------        ------        ------
Net asset value, end of period .........................       $10.73          $12.81        $13.28        $13.09        $14.99
                                                               ======          ======        ======        ======        ======
Total Return+ ..........................................       (14.86)%         (1.32)%        9.83%        (2.15)%       16.09%
Ratios to Average Net Assets (1):
Expenses ...............................................         1.87 %          1.83 %        1.83%         1.80 %        1.81%
Net investment income ..................................         1.37 %          1.80 %        2.15%         2.05 %        1.87%
Supplemental Data:
Net assets, end of period, in thousands ................      $79,631         $92,009       $57,490       $87,554       $99,666
Portfolio turnover rate ................................          145 %            67 %          33%           48 %          49%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                           FOR THE YEAR ENDED JANUARY 31
                                                         ------------------------------------------------------------------
                                                              2003          2002         2001          2000         1999
                                                         ------------- ------------- ------------ ------------- -----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $12.81        $13.28       $13.09        $14.99       $14.66
                                                             ------        ------       ------        ------       ------
Income (loss) from investment operations:
 Net investment income[+/+] ............................       0.16          0.23         0.27          0.30         0.22
 Net realized and unrealized gain (loss) ...............      (2.05)        (0.42)        0.88         (0.60)        2.04
                                                             ------        ------       ------        ------       ------
Total income (loss) from investment operations .........      (1.89)        (0.19)        1.15         (0.30)        2.26
                                                             ------        ------       ------        ------       ------
Less dividends and distributions from:
 Net investment income .................................      (0.19)        (0.28)       (0.28)        (0.28)       (0.28)
 Net realized gain .....................................         --            --        (0.68)        (1.32)       (1.65)
                                                             ------        ------       ------        ------       ------
Total dividends and distributions ......................      (0.19)        (0.28)       (0.96)        (1.60)       (1.93)
                                                             ------        ------       ------        ------       ------
Net asset value, end of period .........................     $10.73        $12.81       $13.28        $13.09       $14.99
                                                             ======        ======       ======        ======       ======
Total Return+ ..........................................     (14.88)%       (1.34)%       9.86%        (2.14)%      16.23%
Ratios to Average Net Assets (1):
Expenses ...............................................       1.87 %        1.83 %       1.80%         1.79 %       1.80%
Net investment income ..................................       1.37 %        1.80 %       2.18%         2.06 %       1.88%
Supplemental Data:
Net assets, end of period, in thousands ................    $75,323      $106,002     $117,927      $163,953     $203,132
Portfolio turnover rate ................................        145 %          67 %         33%           48 %         49%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                               FOR THE YEAR ENDED JANUARY 31
                                                           ---------------------------------------------------------------------
                                                                2003           2002          2001          2000          1999
                                                           -------------   -----------   -----------   -----------   -----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................       $12.81         $13.28        $13.10        $15.01        $14.68
                                                               ------         ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment income[+/+] ............................         0.27           0.37          0.39          0.44          0.37
 Net realized and unrealized gain (loss) ...............        (2.04)         (0.43)         0.88         (0.60)         2.03
                                                               ------         ------        ------        ------        ------
Total income (loss) from investment operations .........        (1.77)         (0.06)         1.27         (0.16)         2.40
                                                               ------         ------        ------        ------        ------
Less dividends and distributions from:
 Net investment income .................................        (0.31)         (0.41)        (0.41)        (0.43)        (0.42)
 Net realized gain .....................................           --             --         (0.68)        (1.32)        (1.65)
                                                               ------         ------        ------        ------        ------
Total dividends and distributions ......................        (0.31)         (0.41)        (1.09)        (1.75)        (2.07)
                                                               ------         ------        ------        ------        ------
Net asset value, end of period .........................       $10.73         $12.81        $13.28        $13.10        $15.01
                                                               ======         ======        ======        ======        ======
Total Return+ ..........................................       (13.99)%        (0.32)%       10.93%       (1.20)%        17.28%
Ratios to Average Net Assets (1):
Expenses ...............................................         0.87 %         0.83 %        0.83%        0.80 %         0.81%
Net investment income ..................................         2.37 %         2.80 %        3.15%        3.05 %         2.87%
Supplemental Data:
Net assets, end of period, in thousands ................       $1,347         $1,244        $2,702       $3,188         $1,853
Portfolio turnover rate ................................          145 %           67 %          33%          48 %           49%

------------
[+/+]The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Balanced Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Balanced Growth Fund (the "Fund"), including the portfolio of investments, as of January 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Balanced Growth Fund as of January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
March 10, 2003

                       2003 Federal Tax Notice (unaudited)

         During the fiscal year ended January 31, 2003, 85.87% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations.

         Of the Fund's ordinary income dividends paid during the fiscal year, 11.24% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Morgan Stanley Balanced Growth Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                         Term of
                                                       Office and
                                       Position(s)      Length of
       Name, Age and Address of         Held with         Time
         Independent Trustee            Registrant       Served*         Principal Occupation(s) During Past 5 Years
------------------------------------- ------------- ----------------  ------------------------------------------------
Michael Bozic (62)                    Trustee       Since             Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                        April 1994        Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                   formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                         (December 1998-October 2000), Chairman and
New York, NY                                                          Chief Executive Officer of Levitz Furniture
                                                                      Corporation (November 1995-November 1998)
                                                                      and President and Chief Executive Officer of
                                                                      Hills Department Stores (May 1991-July 1995);
                                                                      formerly variously Chairman, Chief Executive
                                                                      Officer, President and Chief Operating Officer
                                                                      (1987-1991) of the Sears Merchandise Group
                                                                      of Sears, Roebuck & Co.

Edwin J. Garn (70)                    Trustee       Since             Director or Trustee of the Morgan Stanley
c/o Summit Ventures LLC                             January 1993      Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                                         United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                    and Chairman, Senate Banking Committee
Salt Lake City, UT                                                    (1980-1986); formerly Mayor of Salt Lake City,
                                                                      Utah (1971-1974); formerly Astronaut, Space
                                                                      Shuttle Discovery (April 12-19, 1985); Vice
                                                                      Chairman, Huntsman Corporation (chemical
                                                                      company); member of the Utah Regional
                                                                      Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Trustee       Since             Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                        September 1997    Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                   formerly associated with the Allstate
1675 Broadway                                                         Companies (1966-1994), most recently as
New York, NY                                                          Chairman of The Allstate Corporation
                                                                      (March 1993-December 1994) and Chairman
                                                                      and Chief Executive Officer of its wholly-owned
                                                                      subsidiary, Allstate Insurance Company
                                                                      (July 1989-December 1994).

                                         Number of
                                       Portfolios in
                                           Fund
                                          Complex
       Name, Age and Address of          Overseen
         Independent Trustee           by Trustee**         Other Directorships Held by Trustee
------------------------------------- -------------- ------------------------------------------------
Michael Bozic (62)                    123            Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                    123            Director of Franklin Covey (time management
c/o Summit Ventures LLC                              systems), BMW Bank of North America, Inc.
1 Utah Center                                        (industrial loan corporation), United Space
201 S. Main Street                                   Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                                   and the Boeing Company) and Nuskin Asia
                                                     Pacific (multilevel marketing); member of the
                                                     board of various civic and charitable
                                                     organizations.

Wayne E. Hedien (68)                  123            Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw                         mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees                  Chairman of The Field Museum of Natural
1675 Broadway                                        History; director of various other business and
New York, NY                                         charitable organizations.

Morgan Stanley Balanced Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

                                                         Term of
                                                       Office and
                                         Position(s)    Length of
        Name, Age and Address of          Held with       Time
          Independent Trustee             Registrant     Served*        Principal Occupation(s) During Past 5 Years
--------------------------------------- ------------- ------------   -------------------------------------------------
Dr. Manuel H. Johnson (53)              Trustee       Since          Chairman of the Audit Committee and Director
c/o Johnson Smick International, Inc.                 July 1991      or Trustee of the Morgan Stanley Funds and
1133 Connecticut Avenue, N.W.                                        TCW/DW Term Trust 2003; Senior Partner,
Washington, D.C.                                                     Johnson Smick International, Inc., a consulting
                                                                     firm; Co-Chairman and a founder of the Group
                                                                     of Seven Council (G7C), an international
                                                                     economic commission; formerly Vice Chairman
                                                                     of the Board of Governors of the Federal
                                                                     Reserve System and Assistant Secretary of the
                                                                     U.S. Treasury.

Michael E. Nugent (66)                  Trustee       Since          Chairman of the Insurance Committee and
c/o Triumph Capital, L.P.                             July 1991      Director or Trustee of the Morgan Stanley
237 Park Avenue                                                      Funds and TCW/DW Term Trust 2003; director/
New York, NY                                                         trustee of various investment companies
                                                                     managed by Morgan Stanley Investment
                                                                     Management Inc. and Morgan Stanley
                                                                     Investments LP (since July 2001); General
                                                                     Partner, Triumph Capital, L.P., a private
                                                                     investment partnership; formerly Vice
                                                                     President, Bankers Trust Company and BT
                                                                     Capital Corporation (1984-1988).


                                           Number of
                                         Portfolios in
                                             Fund
                                            Complex
        Name, Age and Address of           Overseen
          Independent Trustee            by Trustee**        Other Directorships Held by Trustee
--------------------------------------- -------------- ----------------------------------------------
Dr. Manuel H. Johnson (53)              123            Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.                  Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.                          Accounting Foundation (oversight organization
Washington, D.C.                                       of the Financial Accounting Standards Board).

Michael E. Nugent (66)                  200            Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

Morgan Stanley Balanced Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:

                                                          Term of
                                                        Office and
                                     Position(s)         Length of
   Name, Age and Address of           Held with            Time
      Interested Trustee              Registrant          Served*         Principal Occupation(s) During Past 5 Years
------------------------------ ----------------------- ------------   ---------------------------------------------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since          Chairman and Director or Trustee of the
c/o Morgan Stanley Trust       and Trustee             July 1991      Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,                                          2003; formerly Chairman, Chief Executive
Plaza Two,                                                            Officer and Director of the Investment Manager,
Jersey City, NJ                                                       the Distributor and Morgan Stanley Services,
                                                                      Executive Vice President and Director of
                                                                      Morgan Stanley DW, Chairman and Director of
                                                                      the Transfer Agent, and Director and/or officer
                                                                      of various Morgan Stanley subsidiaries (until
                                                                      June 1998) and Chief Executive Officer of the
                                                                      Morgan Stanley Funds and the TCW/DW Term
                                                                      Trusts (until September 2002).

James F. Higgins (54)          Trustee                 Since          Director or Trustee of the Morgan Stanley
c/o Morgan Stanley Trust                               June 2000      Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,                                          June 2000); Senior Advisor of Morgan Stanley
Plaza Two,                                                            (since August 2000); Director of the Distributor
Jersey City, NJ                                                       and Dean Witter Realty Inc.; Director of AXA
                                                                      Financial, Inc. and The Equitable Life Assurance
                                                                      Society of the United States (financial services);
                                                                      previously President and Chief Operating
                                                                      Officer of the Private Client Group of Morgan
                                                                      Stanley (May 1999-August 2000), President
                                                                      and Chief Operating Officer of Individual
                                                                      Securities of Morgan Stanley (February
                                                                      1997-May 1999).

Philip J. Purcell (59)         Trustee                 Since          Director or Trustee of the Morgan Stanley
1585 Broadway                                          April 1994     Funds and TCW/DW Term Trust 2003;
New York, NY                                                          Chairman of the Board of Directors and Chief
                                                                      Executive Officer of Morgan Stanley and
                                                                      Morgan Stanley DW; Director of the Distributor;
                                                                      Chairman of the Board of Directors and Chief
                                                                      Executive Officer of Novus Credit Services Inc.;
                                                                      Director and/or officer of various Morgan
                                                                      Stanley subsidiaries.


                                  Number of
                                Portfolios in
                                    Fund
                                   Complex
   Name, Age and Address of       Overseen
      Interested Trustee        by Trustee**       Other Directorships Held by Trustee
------------------------------ -------------- --------------------------------------------
Charles A. Fiumefreddo (69)         123       None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)               123       None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)              123       Director of American Airlines, Inc. and its
1585 Broadway                                 parent company, AMR Corporation.
New York, NY

------------
* Each Trustee serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Balanced Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

Officers:

                                                        Term of
                                                       Office and
                                   Position(s)         Length of
   Name, Age and Address of         Held with             Time
       Executive Officer            Registrant          Served*        Principal Occupation(s) During Past 5 Years
------------------------------ ------------------- ----------------- --------------------------------------------------
Mitchell M. Merin (49)         President and       President since   President and Chief Operating Officer of Morgan
1221 Avenue of the Americas    Chief Executive     May 1999 and      Stanley Investment Management (since December
New York, NY                   Officer             Chief Executive   1998); President, Director (since April 1997) and
                                                   Officer since     Chief Executive Officer (since June 1998) of the
                                                   September 2002    Investment Manager and Morgan Stanley Services;
                                                                     Chairman, Chief Executive Officer and Director of
                                                                     the Distributor (since June 1998); Chairman (since
                                                                     June 1998) and Director (since January 1998) of
                                                                     the Transfer Agent; Director of various Morgan
                                                                     Stanley subsidiaries; President (since May 1999)
                                                                     and Chief Executive Officer (since September 2002)
                                                                     of the Morgan Stanley Funds and TCW/DW Term Trust
                                                                     2003; Trustee (since December 1999) and President
                                                                     and Chief Executive Officer (since October 2002)
                                                                     of the Van Kampen Open-End Funds and President and
                                                                     Chief Executive Officer (since December 2002) of
                                                                     the Van Kampen Closed-End Funds (since December
                                                                     2002); previously Chief Strategic Officer of the
                                                                     Investment Manager and Morgan Stanley Services and
                                                                     Executive Vice President of the Distributor (April
                                                                     1997-June 1998), Vice President of the Morgan
                                                                     Stanley Funds (May 1997-April 1999), and Executive
                                                                     Vice President of Morgan Stanley.

Barry Fink (48)                Vice President,     Since             General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       February 1997     Director (since December 2000) of Morgan Stanley
New York, NY                   General Counsel                       Investment Management; Managing Director (since
                                                                     December 2000), and Director (since July 1998) of
                                                                     the Investment Manager and Morgan Stanley
                                                                     Services; Assistant Secretary of Morgan Stanley
                                                                     DW; Vice President, Secretary and General Counsel
                                                                     of the Morgan Stanley Funds and TCW/DW Term Trust
                                                                     2003 (since February 1997); Vice President and
                                                                     Secretary of the Distributor; previously, Vice
                                                                     President and Assistant General Counsel of the
                                                                     Investment Manager and Morgan Stanley Services
                                                                     (February 1997-December 2001).

Joseph J. McAlinden (60)       Vice President      Since             Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                        July 1995         the Investment Manager, Morgan Stanley Investment
New York, NY                                                         Management Inc. and Morgan Stanley Investments LP;
                                                                     Director of the Transfer Agent; Chief Investment
                                                                     Officer of the Van Kampen Funds.

Ronald E. Robison (64)         Vice President      Since             Managing Director, Chief Administrative Officer
1221 Avenue of the Americas                        October 1998      and Director (since February 1999) of the
New York, NY                                                         Investment Manager and Morgan Stanley Services and
                                                                     Chief Executive Officer and Director of the
                                                                     Transfer Agent; previously Managing Director of
                                                                     the TCW Group Inc.

Thomas F. Caloia (56)          Treasurer           Since             Executive Director (since December 2002) and
c/o Morgan Stanley Trust                           April 1989        Assistant Treasurer of the Investment Manager, the
Harborside Financial Center,                                         Distributor and Morgan Stanley Services;
Plaza Two                                                            previously First Vice President of the Investment
Jersey City, NJ                                                      Manager, the Distributor and Morgan Stanley
                                                                     Services; Treasurer of the Morgan Stanley Funds.

Francis Smith (37)             Vice President      Since             Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           September 2002    Morgan Stanley Funds and TCW/DW Term Trust 2003
Harborside Financial Center,   Financial Officer                     (since September 2002); Executive Director of the
Plaza Two,                                                           Investment Manager and Morgan Stanley Services
Jersey City, NJ                                                      (since December 2001); previously Vice President
                                                                     of the Investment Manager and Morgan Stanley
                                                                     Services (August 2000-November 2001), Senior
                                                                     Manager at PricewaterhouseCoopers LLP (January
                                                                     1998-August 2000) and Associate-Fund
                                                                     Administration at BlackRock Financial Management
                                                                     (July 1996-December 1997).

------------
* Each Officer serves an indefinite term, until his or her successor is elected.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell


OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.


[MORGAN STANLEY LOGO OMITTED]


[MORGAN STANLEY LOGO OMITTED]

[GRAPHIC OMITTED]

MORGAN STANLEY
BALANCED GROWTH FUND


Annual Report
January 31, 2003


37896RPT-10140B03-AP-2/03